UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K/A
(Amendment No. 1)
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022 (November 9, 2022)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to include additional information in the Current Report on Form 8-K (the “Initial Form 8-K”) filed by Wolverine World Wide, Inc. (the “Company”) with the Securities and Exchange Commission on November 9, 2022. The additional information included in this Amendment No. 1 consists of supplemental historical segment financial information for the first three quarters of fiscal 2021 that conforms to the Company’s new reportable segment structure, as described in the Initial Form 8-K.

Item 8.01	Other Events

On November 9, 2022, Wolverine World Wide, Inc. (the “Company”) announced certain organizational changes that effected the Company’s internal reporting and reportable segments occurring during the fourth quarter of fiscal 2022. In connection with these organizational changes, the Company's portfolio of brands was reorganized into three operating segments, which the Company has determined are reportable segments. The Company’s operating segments are determined based on how the Company's chief operating decision maker uses internal management reports to evaluate financial information, assess performance and make key operating decisions. As of the fourth quarter 2022, the Company’s reportable segments are now:

• Active, consisting of Merrell® footwear and apparel, Saucony® footwear and apparel, Sweaty Betty® activewear, and Chaco® footwear;

• Work, consisting of Wolverine® footwear and apparel, Cat® footwear, Bates® uniform footwear, Harley-Davidson® footwear and HyTest® safety footwear; and;

• Lifestyle, consisting of Sperry® footwear, Keds® footwear, and Hush Puppies® footwear and apparel.

Kids' footwear offerings from Saucony®, Sperry®, Keds®, Merrell®, Hush Puppies® and Cat® will be included with the applicable brand; prior to the fourth quarter of 2022, kids’ footwear offerings were included in the Wolverine Boston Group reportable segment.

The Company also reports “Other” and “Corporate” categories. The Other category consists of the Company’s leather marketing operations, sourcing operations that include third-party commission revenues, multi-branded direct-to-consumer retail stores and the Stride Rite® licensed business. The Corporate category consists of the Champion trademarks gain in 2022 and unallocated corporate expenses, such as corporate employee costs, costs related to the COVID-19 pandemic, intangible impairment and environmental and other related costs.

Prior to the fourth quarter of 2022, the Company's reportable segments were:

• Wolverine Michigan Group, consisting of Merrell® footwear and apparel, Cat® footwear, Wolverine® footwear and apparel, Chaco® footwear, Hush Puppies® footwear and apparel, Bates® uniform footwear, Harley-Davidson® footwear and Hytest® safety footwear; and

• Wolverine Boston Group, consisting of Sperry® footwear, Saucony® footwear and apparel, Keds® footwear, and the Kids’ footwear business, which includes the Stride Rite® licensed business, as well as Kids' footwear offerings from Saucony®, Sperry®, Keds®, Merrell®, Hush Puppies® and Cat®.

Beginning with the fourth quarter of fiscal 2022, the Company’s consolidated financial statements will reflect the new reportable segment structure and prior periods will be adjusted to conform to the new presentation. The Company is filing this Current Report on Form 8-K to provide supplemental historical segment financial information for fiscal years 2021 and 2020, the first three quarters of fiscal 2022 and all four quarter of fiscal 2021 that conforms to the Company’s new reportable segment structure. This supplemental historical segment financial information is unaudited and may change in the course of quarterly reviews of the Company’s unaudited financial statements and the audit of the Company’s financial statements for fiscal year 2022. The changes in the reportable segment structure effected only the manner in which the results for the Company’s operating segments are reported. This Current Report on Form 8-K does not restate the Company’s previously reported consolidated statements of operations, balance sheets, statements of cash flows and statements of stockholders’ equity for any period. Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Reports on Form 10-K for fiscal years 2021 and 2020 and the Company’s Quarterly Reports on Form 10-Q for fiscal quarters in fiscal years 2022, 2021 and 2020 with the Securities and Exchange Commission.

The reportable segment results below for fiscal years 2021 and 2020 were recast to reflect the segment change that occurred in the fourth quarter of fiscal 2022.

	(unaudited)
	Fiscal Year
(In millions)	2021	2020
Revenue:
Active	$1,319.6	$909.3
Work	548.8	425.4
Lifestyle	477.0	407.0
Other	69.5	49.4
Total	$2,414.9	$1,791.1
Segment operating profit (loss):
Active	$229.5	$164.1
Work	103.8	65.2
Lifestyle	67.5	34.2
Other	8.1	6.1
Corporate	(253.2)	$(406.7)
Total	$155.7	$(137.1)

The reportable segment results below for each quarter in fiscal 2021 and 2022 were recast to reflect the segment change that occurred in the fourth quarter of fiscal 2022.

	(unaudited)
	Quarter Ended
(In millions)	April 2, 2022	July 2, 2022	October 1, 2022
Revenue:
Active	$346.1	$428.3	$398.2
Work	138.5	139.5	157.8
Lifestyle	108.1	121.1	117.7
Other	22.1	24.7	17.7
Total	$614.8	$713.6	$691.4
Segment operating profit (loss):
Active	$53.2	$72.7	$54.9
Work	25.5	28.0	28.2
Lifestyle	13.2	16.6	13.4
Other	2.5	4.4	2.8
Corporate	$(74.8)	$46.2	$(40.5)
Total	$19.6	$167.9	$58.8

	(unaudited)
	Quarter Ended
(In millions)	April 3, 2021	July 3, 2021	October 2, 2021	January 1, 2022
Revenue:
Active	$283.1	$343.7	$352.5	$340.4
Work	116.7	140.6	141.9	149.5
Lifestyle	97.4	126.3	126.4	126.9
Other	13.5	21.3	15.9	18.8
Total	$510.7	$631.9	$636.7	$635.6
Segment operating profit (loss):
Active	$56.3	$72.6	$62.8	$37.6
Work	23.1	28.1	27.0	25.4
Lifestyle	12.9	20.4	15.9	18.4
Other	1.3	2.6	2.1	2.4
Corporate	(35.5)	(59.9)	(65.3)	(92.5)
Total	$58.1	$63.8	$42.5	$(8.7)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2022	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer